SALUDA GRADE MORTGAGE FUNDING LLC ABS-15G

Exhibit 99.1

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Digital Risk, LLC (“Digital Risk”), a third party due diligence provider, performed the review described below on behalf of its client, Saluda Grade Opportunities Fund LLC (“Client”). The review included a total of 3782 newly originated residential mortgage Home Equity Line of Credit (HELOC) loans, in connection with the securitization identified as GRADE 2023-FIG4 (the “Securitization”). The review began on July 12, 2023, and concluded on November 9, 2023.

Scope of Review

A.	CREDIT GUIDELINE REVIEW.

Digital Risk performed a Credit Guideline review. The Credit Guideline review relies on data provided by a third party vendor engaged by the Client instead of re-verifying such data in borrower source documents. DBRS has reviewed both Digital Risk’s and the Client’s process and permitted Digital Risk to assign securitization grades as defined by the DBRS criteria.

1.	FICO/LTV/LIEN/Occupancy Matrix Adherence

a)	Income, Debt and DTI calculation.

i.	Income will be re-calculated based off final annual net income provided in the raw data from spreadsheets which has been derived from PointServ for paystubs and tax transcripts; and from Plaid for bank statement deposits and asset depletion. Gross-up factors identified in guidelines will be checked and confirmed in final verification for final grossed up income used at origination.

ii.	Debt will be recalculated using raw data from the data extract

iii.	The income and debt data will be used to determine if the applicant qualifies per the guideline credit eligibility criteria.

iv.	DTI will be recalculated with the income and debt data to determine the DTI meets the guideline requirements.

v.	No Income Documents will be utilized in the re-calculations but rather confirming the final annual net income data from the source documents for Plaid originated loans. Income documents will be reviewed in cases they are in the file to confirm overall monthly income aligns to the income used at origination.

2.	Credit Report data review:

a)	Digital Risk will review Credit Report data received from client to ensure that the items listed fit within the guidelines/Matrices:

i.	Mortgage Late payments, Collection accounts, overall total inquiries, Bankruptcies and foreclosures.

ii.	Credit score will be used to determine the maximum allowable loan amount per guidelines.

3.	Title Search, or raw data provided by Client.

a)	The lien position (first or junior) is determined through review of data provided by Client.

b)	DR will review this data, in conjunction with the Figure decisioning algorithms to re-calculate the lien balances.

4.	AVM Valuation:

a)	DR reviewed raw data AVM outputs / data to ensure that Figure has complied with its valuation criteria outlined in their guidelines.

5.	Review Closing Documents

a)	Review security document and Note/HELOC Agreement to ensure the Loan was closed in accordance with approval and with all required signatures

B.	COMPLIANCE REVIEW.

“Compliance Review” means that Digital Risk reviewed each Loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the Loan complies with the applicable Federal, State, and local regulatory requirements as noted below, each as amended, restated and/or replaced from time to time.

1.	Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below including 1026.6, 1026.15 and 1026.40.

Rescission

a.	Failure to provide the right of rescission notice;

b.	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);

c.	errors in the right of rescission notice;

d.	failure to provide the correct form of right of rescission notice;

e.	failure to provide the three (3) business day rescission period; and

f.	any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

g.	Testing of HELOC initial and account opening disclosures

h.	Review for all applicable material disclosures including but not limited to; HELOC information booklet, affiliated business disclosures and homeownership counseling forms.

2.	ECOA: The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:

a.	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):

i.	Timing and content of the right to receive copy of appraisal disclosure;

ii.	Charging of a fee for a copy of the appraisal or other written valuation;

iii.	Timing of creditor providing a copy of each appraisal or other written valuation; and with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that (a) the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (b) that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

3.	TILA

a.	High-cost Mortgage (§§1026.31, 32 and 33):

i.	Points and fees threshold test;

ii.	APR threshold test;

iii.	Prepayment penalty test; and

iv.	Compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage.

4.	Other Provisions

a.	Texas:

i.	The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

b.	Fed/State/Local Predatory Lending:

i.	The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” mortgage loans, “covered” mortgage loans, “higher-priced” mortgage loans, “home” mortgage loans or any other similarly designated mortgage loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

c.	Prepay Penalties and Late Fees:

i.	Federal and state specific late charge and prepayment penalty provisions. On loans listed as Consumer loans. Check for all proper disclosures

5.	Exclusions. Digital Risk will not test:

a.	Loan types that are excluded from compliance with TRID:

b.	Technical formatting of disclosures.

c.	Other Post-consummation disclosures, including Escrow Closing Notice; and Mortgage servicing transfer and partial payment notices.

d.	For Loans made by an FDIC-supervised institution or servicer, extended or renewed on or after January 1, 2016, whether prohibited fees were collected prior to the initial LE being issued

e.	Whether any fee is a “bona fide” fee for third-party services

f.	Whether the loans comply with all federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above.

C.	AVM Valuation Review

1.	AVM Valuation:

a)	DR reviewed the raw data AVM outputs / data to ensure that Figure has complied with its valuation criteria outlined in their guidelines.

b)	All loans had a first secondary AVM ordered through another AVM vendor different than the original to ensure value was supported within 10% of original AVM value, if value was supported an A value was provided. If value was not supported a second secondary AVM was ordered through a third vendor, if value was supported a B grade was assigned. If value was not supported a C grade was assigned.

Other: review and methodology.

Data Discrepancy Report

As part of the Credit and Compliance Reviews, Digital Risk captured data from the source documents and compared it to a data tape provided by Client. Digital Risk provided Client a Data Discrepancy Report which shows the differences between the tape data and the data captured by Digital Risk during the diligence process. Tape values that are blank indicate that the data was not provided on the provided data tape but Digital Risk captured it during the review. The table below reflects the discrepancies inclusive of the blank data fields:

Fields Reviewed	Discrepancy Count	Percentage
First Payment Due Date	2	0.05%
Maturity Date	2405	63.59%
Origination/Note Date	3680	97.30%
Property Type	51	1.35%
Subject Street Address	5	0.13%

Summary of Results:

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	3141	$253,673,458.00	83.05%
Event Grade B	422	$36,508,313.73	11.16%
Event Grade C	219	$19,297,965.66	5.79%
Event Grade D	0	$0.00	0.00%
Total Sample	3782	$309,479,737.39	100.00%
Credit Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	3652	$299,161,386.80	96.56%
Event Grade B	130	$10,318,350.59	3.44%
Event Grade C	0	$0.00	0.00%
Event Grade D	0	$0.00	0.00%
Total Sample	3782	$309,479,737.39	100.00%
Compliance Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	3732	$303,237,793.42	98.68%
Event Grade B	15	$1,057,985.54	0.40%
Event Grade C	35	$5,183,958.43	0.93%
Event Grade D	0	$0.00	0.00%
Total Sample	3782	$309,479,737.39	100.00%
Valuation Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Sample
Event Grade A	3279	$266,181,169.96	86.70%
Event Grade B	318	$28,936,986.16	8.41%
Event Grade C	185	$14,361,581.27	4.89%
Event Grade D	0	$0.00	0.00%
Total Sample	3782	$309,479,737.39	100.00%

Event Grade Definitions

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. The client provided data for employment, income, assets and occupancy are supported and justifiable.
B	The loan substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding published guidelines. The client provided data for employment, income, assets and occupancy are supported and justifiable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. The employment, income, assets or occupancy are not supported and justifiable.
D	There was not sufficient documentation to perform a review or the credit file was not furnished.

Compliance Event Grades
A	The Loan is in compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon Loan terms and are executed by all applicable parties.
B	The Loan is in material compliance with all applicable laws and regulations. The legal documents accurately reflect the agreed upon Loan terms and are executed by all applicable parties. Client review required.
C	The Loan violates one material law or regulation. The material disclosures are absent or the legal documents do not accurately reflect the agreed upon Loan terms or all required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review or the required legal documents were not furnished.

Valuation Event Grades
A	The Secondary AVM value is supported within 10% of the original AVM provided at origination. The appraisal was performed on an “as-is” basis and the property is complete and habitable.
B	The Secondary AVM value is supported within 10% of the original AVM provided at origination. The valuation methodology substantially meets the published guidelines but reasonable compensating factors were considered and documented for exceeding guidelines.
C	The Secondary AVM value is not supported within 10% of the original AVM provided at origination. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition or the property is not complete or requires significant repairs.
D	The data provided was missing the AVM value or there was not sufficient data provided on the AVM to perform a review.

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The Loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit , is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The Loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.